Summary Prospectus dated October 1, 2019

as revised June 18, 2020

Calvert Emerging Markets Advancement Fund

Class / Ticker     A / CEFAX     I / CEFIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2019, as may be amended or supplemented, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, annual and semi-annual shareholder reports, and other information about the Fund, go to http://www.calvert.com/prospectus, email a request to Prospectusrequest@calvert.com, call 1-800-368-2745, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (http://www.calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.

You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Investment Objective

The Fund's investment objective is total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may also pay commissions or other fees to their financial intermediary when they buy and hold shares of the Fund, which are not reflected below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Calvert mutual funds. Certain financial intermediaries also may offer variations in Fund sales charges to their customers as described in Appendix A – Financial Intermediary Sales Charge Variations in the Fund's Prospectus. More information about these and other discounts is available from your financial intermediary and under “Sales Charges” on page 20 of the Fund's Prospectus and page 17 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	4.75%	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of net asset value at purchase or redemption)	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.35%	0.35%
Total Annual Fund Operating Expenses	1.35%	1.10%
Expense Reimbursement(2)	(0.15)%	(0.15)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%	0.95%
(1)	Based on estimates for the current fiscal year.
(2)	Calvert Research and Management (“CRM”) has agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.20% for Class A shares and 0.95% for Class I shares. This expense reimbursement will continue through January 31, 2021. Any amendment to or termination of this reimbursement would require approval of the Board of Directors. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs (including borrowing costs of any acquired funds), taxes or litigation expenses. Amounts reimbursed may be recouped by CRM during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the operating expenses remain the same and that any expense reimbursement arrangement remains in place for the contractual period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A shares	$591	$868
Class I shares	$97	$335

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities issued by companies located in emerging market countries. Companies located in emerging market countries are defined as those companies included in The Calvert Emerging Markets Index (the “Index”). For the purposes of constructing the Index, a company is considered to be located in an emerging market country if it is tied economically to that country. Such considerations include but are not limited to: the primary trading market of the security; the company’s domicile; location of company headquarters; and country of greatest revenue.

Equity securities held by the Fund will primarily include common stock, preferred stock, depositary receipts and equity-equivalent securities, such as participation notes (“P-Notes”). The Fund may invest in securities issued by companies with a broad range of market capitalization, including smaller companies. The Fund may also invest in real estate investment trusts (“REITs”). The Fund may purchase and sell derivative instruments, including, but not limited to, futures and forward foreign currency exchange contracts. The Fund may engage in derivative transactions to hedge against fluctuations in securities prices or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Fund may also lend its securities.

The Fund seeks to employ a top-down investment process based on macroeconomic and governance assessments at the country level. In managing the Fund, the investment adviser seeks to gain exposure to countries with the following characteristics: political and economic conditions that suggest an improving governance and investment climate and/or adoption of policies or other actions that the investment adviser believes will result in increased corporate cash flow and/or reduced discount rates. Security selection within each country will be based on the constituents of the Index. The Fund generally intends to hold Index constituents, located in countries selected for investment, in scale to match the proportional security weight of such constituent within the Index. The Fund may invest up to 35% of its total assets in securities of companies whose business activities are in the same industry, to the extent that such industry accounts for more than 15% of the Fund’s primary benchmark. As of August 30, 2019, the banking industry accounted for more than 15% of the Fund’s primary benchmark.

In addition to meeting certain capitalization and trading requirements, constituents of the Index must meet the environmental, social and governance (“ESG”) criteria discussed below. The Fund will sell a security (in accordance with the investment adviser’s guidelines and at a time and in a manner that is determined to be in the best interests of shareholders) if the investment adviser determines that the issuer does not operate in a manner consistent with the Index’s ESG criteria. The investment adviser will pursue engagement opportunities across the portfolio with both company management and government officials to seek to advance ESG change from the bottom-up stock level and from the top-down at a country level.

Calvert Emerging Markets Index. The Index is a proprietary index of CRM, the Fund’s investment adviser. Jade Huang and Christopher Madden, CFA, serve as Co-Directors of Index Management at CRM and manage the Index construction process. The Index is composed of stocks of companies located in emerging market countries, as determined by CRM.

Calvert Emerging Markets Advancement Fund	2	Summary Prospectus dated October 1, 2019 as revised June 18, 2020

Determinations as to whether a company is located in an emerging market is based on an assessment of headquarters location, country of incorporation, primary exchange, and country of greatest revenue. CRM determines emerging market countries based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. CRM currently classifies the following countries as emerging markets: Brazil, Chile, China, Columbia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey, and United Arab Emirates.

Companies that are included in the Index universe must meet the following financial criteria: (i) initial public offering date is earlier than six months from the last business day of the month preceding reconstitution; (ii) free float market capitalization greater than or equal to $750 million (USD); (iii) market capitalization greater than or equal to $750 million (USD); (iv) free float factor greater than or equal to 10%; (v) 1-month average daily trading value greater than or equal to $0.5 million (USD); and (vi) 3-month average daily trading value greater than or equal to $0.5 million (USD).

Index constituents are then selected based on certain ESG criteria. Companies in the Index universe are excluded if they: (i) have ownership of coal reserves; (ii) are a tobacco manufacturer; (iii) are identified to be complicit with the government and/or military in Sudan or Myanmar (formerly Burma); (iv) have significant and direct business involvement in the manufacture, design or sale of firearms, ammunition, weapons or the critical components of weapons; (v) have significant and direct business involvement in nuclear energy generation, the manufacture of alcohol, or gambling operations; or (vi) exhibit high ESG risk due to poor management of ESG issues, evidenced by severe ESG controversies. CRM's Index Committee may determine to exclude from the Index a company that operates its business in a manner consistent with the Index's ESG criteria, but has been determined by CRM's Index Committee to have exposure to a product and/or environmental factor believed to present significant health or environmental risks. Companies selected for inclusion in the Index are then weighted by CRM based on float-adjusted market capitalization, country and sector.

The Index is rebalanced quarterly on the third Friday of the last month of each calendar quarter and reconstituted annually on the third Friday of December.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States and, as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Depositary receipts are subject to many of the risks associated with investing directly in foreign instruments.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain economic sectors. Emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Geographic Risk. Because the Fund may, under certain market conditions, invest significantly in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that invests more broadly.

Calvert Emerging Markets Advancement Fund	3	Summary Prospectus dated October 1, 2019 as revised June 18, 2020

Smaller and Mid-Sized Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Industry Concentration Risk. Because the Fund may invest a significant portion of its assets in one or more industries, the value of Fund shares may be affected by events that adversely affect a particular industry and may fluctuate more than that of a fund that invests more broadly.

Banking Industry Risk. Companies in the banking industry are subject to extensive government regulation and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security, instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

Participation Note Risk. Participation notes (“P-Notes”) are subject to the risks normally associated with a direct investment in the foreign securities underlying the P-Notes. As the purchaser of a P-Note, the Fund is relying on the creditworthiness of the counterparty issuing the P-Note and does not have the same rights under the P-Note as it would as the owner of the underlying security. If the counterparty becomes insolvent, the Fund could lose the total value of its investment in the P-Note. In addition, there is no assurance that there will be a trading market for a P-Note or that the trading price of a P-Note will equal the value of the underlying security.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Calvert Emerging Markets Advancement Fund	4	Summary Prospectus dated October 1, 2019 as revised June 18, 2020

Securities Lending Risk. Securities lending involves a possible delay in recovery of the loaned securities or a possible loss of rights in the collateral if the borrower fails financially. The Fund could also lose money if the value of the collateral decreases.

Risks Associated with Active Management and Index Strategy. The portfolio manager employs an active management strategy when selecting countries for investment. The success of this country allocation strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

The portfolio manager also uses an index strategy for security selection. The Fund generally expects to hold each Index constituent, located in countries selected for investment, regardless of the Index constituent’s current or projected performance. Maintaining investments regardless of market conditions or the performance of individual investments could cause the Fund’s return to be lower than if the Fund employed an active strategy with respect to security selection. Unusual market events may increase market volatility and may cause the characteristics of the Index components to vary from those expected under normal circumstances. From time to time, certain Index constituents located in markets selected for investment may not be held by the Fund due market constraints.

Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment criteria may affect the Fund’s exposure to certain sectors or types of investments, and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. An investment’s ESG performance or the investment adviser's assessment of such performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund’s responsible investment criteria. In evaluating an investment, the investment adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. Successful application of the Fund’s responsible investment strategy will depend on the investment adviser's skill in properly identifying and analyzing material ESG issues.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective(s). In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund. The Fund relies on various service providers, including the investment adviser, in its operations and is susceptible to operational, information security and related events (such as cyber or hacking attacks) that may affect the service providers or the services that they provide to the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

Performance history will be available for the Fund after the Fund has been in operation for one full calendar year.

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Portfolio Manager. The Fund is managed by Marshall Stocker, Ph.D., CFA, Vice President of CRM, who has managed the Fund since its inception in October 2019.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 219544, Kansas City, MO 64121-9544, or by calling 1-800-368-2745. The minimum initial purchase or exchange into the Fund is $1,000 for Class A and $250,000 for Class I. There is no minimum for subsequent investments.

Tax Information

If your shares are held in a taxable account, the Fund’s distributions will be taxed to you as ordinary income and/or capital gains, unless you are exempt from taxation. If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

33272 6.18.20	© 2020 Calvert Research and Management

Calvert Emerging Markets Advancement Fund	5	Summary Prospectus dated October 1, 2019 as revised June 18, 2020